EXHIBIT 99.2

JANUARY 2003 NYSE Symbol: ESE

Forward-Looking Statement This presentation contains "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of January 13, 2003. The Company's actual results in the future may differ materially from those projected in the forward- looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: further weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; intellectual property rights; consolidation of internal operations; integration of recently acquired businesses; delivery delays or defaults by customers; termination for convenience of customer contracts, performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; changes in laws and regulations; litigation uncertainty; and the Company's successful execution of internal operating plans. 1

ESCO Heritage Spun-off in 1990 from Emerson Primarily Defense (90%) 7 Acquisitions; 2 Divestitures Sold Last Major Defense business in September of 1999 NEW ESCO FY 2000 2

Today, ESCO is... A Proven Supplier of Special Purpose Communications Systems Primarily for the Electric Utility Industry A Leading Provider of Engineered Filtration Products to the Process, Health Care and Transportation Markets Worldwide The Industry Leader in RF Shielding and EMC Test Products 3

ESCO Products & Applications Communications Test Filtration 4

RF Shielding & Test Filtration Other Comm Test East 192.5 11.4 94.6 69 ESCO Business Profile - FY '00 vs '02 Filtration $192.5M 52% Other Communications Fiscal 2002 Sales = $367.5M 1st Qtr 4th Qtr 3rd Qtr 2nd Qtr East 181.7 63 42.7 12.8 West 30.6 31.6 34.6 38.6 North 45.9 43.9 45 46.9 Fiscal 2000 Sales = $300.2M $69.0M 19% $94.6M 26% Filtration $181.7M 61% $63.0M 21% $42.7M 14% $11.4 3% $12.8 4% 5

ESCO Served Markets - FY 2002 Electronics 7% Industrial 11% Healthcare 18% Automotive Products 11% Commercial Aerospace 7% 6 Communications 25% Defense Aerospace 11% Consumer & Appliance 10% 54% 11% 35% 100%

ESCO will sustain its Momentum through Continued Investment in New Products Ongoing Performance Improvement Actions Selective Acquisitions Supported by A Strong Balance Sheet -- AND - A Dedicated Management Team whose Interests are Strongly Aligned with the Shareholders ESCO Strategy 7

Financial Goals New ESCO 5 Year View Sales Growth > 10% CAGR EBIT Margin > 13% (~5% Improvement) EPS Growth > 15% CAGR 8

Excludes Goodwill Amort $2.6M Pretax ($.16 per share) and Non-recurring Gain of $3.0M Pretax ($.22 per share) Related to Property Divestitures. Excludes Goodwill Amort of : FY'01 = $3.4M Pretax ($.20 per share) and Elimination of the Net Deferred Tax Valuation Allowance of $12.7M ($.99 per share) Excludes impact of Management Transition Agreement $.7M Pretax ($.04 per share) in FY'02 Income Statement from Operations (In Millions) 9 EPS Reconciliation:

FY'02 Segment Performance EBIT Excludes Impact of Management Transition Agreement $.7M 10

Entered Orders and Backlog (in Millions) 11

73% Increase New Product Sales Outlook Includes Products Introduced During Prior 3 Years ESCO Patents Over 200 Issued Over 150 Pending 15.7% Sales 20.3% Sales 12 22.1% Sales

Filtration 51% RF Shielding & Test 14% Communications 28% Other 7% Engineering Investment FY '02 Engineering Expenditures = $28.9M (6.9% Sales) Engineering Force Count > 250 13

Cost and Competitive Position '01 and '02 - 4 Facilities Closed/Consolidated and 2 Downsized - 145,000 sq. ft. reduction Work Transfer (Europe and Juarez) Advanced Automation Make/Buy ESCO Performance Improvement Actions 14

ESCO Acquisitions: FY '00 - '02 Filtration Product Line Drop-in (Space Products) Stand-Alone: Europe (Distributor on the Continent) Technology / Patent Portfolio (Cross Flow Filtration and Separation) Test Line Extension Fully Consolidated (Components) Test Competitor with Line Extension (MRI Shielding) Characteristics: $5M to $50M in Sales Existing Segments Competitors or Line Extensions Drop-in or Technology Preferred 15

Balance Sheet (In Millions) Includes Tax Effected NOL of $36.8M, retained from former defense subsidiaries. 16 FREE CASH FLOW ($35 FROM OPS LESS $13.2 CAPX) 21.8

Dedicated Management Executive Equity Ownership Program Outright Ownership of 3X & 5X Total Cash Compensation Board of Directors Ownership Program 5X Retainer Broad Stock Option Incentive Program (Approx. 200 Management Participants) Economic Profit Improvement is an Incentive Compensation Component 17

ESCO will sustain its Momentum through Continued Investment in New Products Ongoing Performance Improvement Actions Selective Acquisitions Supported by A Strong Balance Sheet -- AND - A Dedicated Management Team whose Interests are Strongly Aligned with the Shareholders ESCO Strategy 18

SEGMENT PROFILES ESCO TECHNOLOGIES 19

Communications Segment TWACS(r) System 20

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 26 74 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 59 41 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Communications Market Profile ESCO Addressable Market North American Automatic Meter Reading (AMR) ~ $6B 97 Million Meters 70% Investor Owned 15% Municipal 15% Co-op Plus Developing Demand Side Management International Served Markets - Utility (97%) - Video Security (3%) Customer Base: Sales EBIT $21.0M 26% 59% 2002 CONTRIBUTION Co-ops $94.6M 21

Two-way Automatic Communications System TWACS(r) Power Line Based Fixed Network System Most Capable Proven System Available 80 North American Utilities, 6M End Points - Ordered or Installed Can be Deployed System-wide Versatility / Value-Added Features Two-way Load Control Time of Use Outage Mapping Clearly the Best Solution for Rural Areas and Broken Terrain Cost Reliability Incorporates Patented Proprietary Technology 22

Communications Growth Drivers Market Deregulation Driving More Attention to Efficiency and Customer Care $ - Meter Reading Cost - Theft - Call Center Cost Customer - Billing Accuracy - Call Center Responsiveness - Outage Restoration ESCO Existing Product Attributes Investment in New Product Features / Further Differentiation 23

Filtration Segment 24

ESCO Addressable Market ~$5B Served Markets: Liquid Only Industrial Process (21%) Health Care (19%) Consumer & Appl. (13%) Includes Potable Water Broad Blue Chip Customer Base: 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 46 54 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Filtration Segment Sales EBIT $13.1M 37% 2002 CONTRIBUTION Auto (21%) Aero (26%) $192.5M 25 ESCO DOES NOT SERVE MUNICIPAL WATER MARKET 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 52 48 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 52%

Filtration Growth Drivers Leadership Position in Certain Niches Driven by Technology Advancements and Customer Support Separations and Concentrations Technology Membrane Development Advanced Pleating Geometries Process Improvement in Insert Injection Molding Served Market Growth: GDP+ New Products Pharmaceutical/Nutraceutical Food & Beverage Acquisitions Microfiltration Product line "drop-ins" / Technology Water Semiconductor 26

RF Shielding & Test Segment 27

RF Shielding & Test 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 19 81 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 10 90 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Sales EBIT $3.6M 19% 10% 2002 CONTRIBUTION Market Profile ESCO Addressable Market ~$400M Served Markets Electronics (46%) Health Care (43%) Other (2%) Broad Blue Chip Customer Base: Auto (3%) Aero (6%) $69.0M 28

RF Shielding & Test ESCO is the global leader of radio frequency (RF) shielding and electromagnetic compatibility (EMC) test products. Growth Drivers MRI International Proliferation of Electronic Devices Calibration Services 29

The Way Forward 30